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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 19, 2001
                        Commission File Number 000-27707

                              AETHER SYSTEMS, INC.
                           (Exact name of registrant)

        Delaware                                      52-2186634
(State of organization)                (I.R.S. Employer Identification Number)

               11460 Cronridge Drive, Owings Mills, Maryland 21117
              (Address of principal executive offices and zip code)

                                 (410) 654-6400
                         (Registrant's telephone number)


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ITEM 5. OTHER EVENTS

        (a)  Class action lawsuits

        Aether Systems, Inc. and two of the company's executive officers are among the defendants named in three purported class action lawsuits filed on June 19, 2001, June 21, 2001 and June 28, 2001 in the United States District Court for the Southern District of New York on behalf of persons and entities who acquired Aether's common stock between October 21, 1999 and June 15, 2001. The suit seeks damages on account of alleged violations of securities laws. Among other things, the complaint claims that prospectuses, dated October 21, 1999 and September 27, 2000, respectively, issued by Aether in connection with the public offerings of the company's common stock allegedly contained untrue statements of material fact or omissions of material fact in violation of securities laws because the prospectuses allegedly failed to disclose that the offerings' underwriters had solicited and received additional and excessive fees, commissions and benefits beyond those listed in the prospectuses and the offerings' underwriters had entered into tie-in and other similar arrangements with certain of their customers which were allegedly designed to maintain, distort and/or inflate the market price of Aether's common stock in the aftermarket. The actions seek unspecified monetary damages and rescission. Aether intends to vigorously defend these actions.

        (b) Announcement regarding cost cutting and revenues

        On June 26, 2001, Aether announced that it will continue to focus on cost cutting and operational efficiencies and advised that revenue growth for the remainder of the year will be flat to modest. Aether advised that it intended to reduce planned expenses by as much as $78 million. These activities include:

        - Elimination of redundant and non value-added job positions

        - Reduction in marketing spending

        - Restructuring of Sila Communications, Aether's European venture

        - Reduction in capital spending; and

        - Reduction in operating expenses.

Aether advised that the information was preliminary and that it would be collecting additional data before providing further details.

        This report contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In particular, this report contains statements based on a preliminary review by management of financial information for the second quarter of 2001. Actual results could differ materially for a variety of reasons and circumstances. These forward-looking statements are subject to a variety of uncertainties including whether preliminary information accurately reflects actual results,
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whether trends indicated to date continue into the future, and whether changes in business conditions, company strategy or other factors occur. Information about other specific factors that potentially could affect Aether's financial results, including non-cash charges, is included in Aether's filings with the Securities and Exchange Commission. Actual results could differ materially from those indicated in this report. Aether undertakes no obligation to update forward-looking statements set forth in this report.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Aether Systems, Inc.

                                            By:    /s/ David C. Reymann
                                                   ----------------------------
                                                   David C. Reymann
                                                   Chief Financial Officer

Dated:  June 29, 2001